Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This Third Amendment to Credit Agreement and Security Agreement (this “Amendment”), dated as of March 30, 2018, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and ORION ENERGY SYSTEMS, INC., a Wisconsin corporation (“Orion”), GREAT LAKES ENERGY TECHNOLOGIES, LLC, a Wisconsin limited liability company (“Great Lakes”), ORION ASSET MANAGEMENT, LLC, a Wisconsin limited liability company (“Orion Asset”), CLEAN ENERGY SOLUTIONS, LLC, a Wisconsin limited liability company (“Clean Energy”; together with Orion, Great Lakes and Orion Asset, “Borrowers”), ORION TECHNOLOGY VENTURES, LLC, a Wisconsin limited liability company (“Orion Technology”), ORION OPERATIONS, LLC, a Wisconsin limited liability company (“Orion Operations”), ORION SHARED SERVICES, LLC, a Wisconsin limited liability company (“Orion Services”), ORION AVIATION, LLC, a Wisconsin limited liability company (“Orion Aviation”), and ORION LED CANADA INC., a corporation organized under the laws of the Province of British Columbia (“Orion Canada”; together with Orion Technology, Orion Operations, Orion Services and Orion Aviation, “Guarantors”).

RECITALS

Borrowers, Guarantors and Lender are parties to a Credit and Security Agreement dated as of February 6, 2015, as supplemented by a Waiver and Consent Letter dated as of October 29, 2015, and as amended by a First Amendment to Credit Agreement and Security Agreement dated as of December 27, 2016 and a Second Amendment to Credit and Security Agreement dated as of November 21, 2017 (as so supplemented and amended, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in these Recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

Borrowers have requested that Lender agree to amend the Credit Agreement, and Lender is willing to grant Borrowers’ requests pursuant to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.    Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings set forth therein, unless otherwise defined herein.

2.    Amendments to Credit Agreement.

(a)    Section 2.9(i) of the Credit Agreement is hereby amended by replacing the date “February 6, 2019” contained therein with the date “February 6, 2021”.

(b)    Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.1    Minimum Excess Availability. Until the Financial Covenant Change Date, Borrowers shall maintain the Excess Availability of Borrowers at all times in an amount equal to or greater than the Minimum Excess Availability Amount. It is understood and agreed that (a) the Excess Availability Reserve (if any) is in addition to the minimum Excess Availability required to be maintained under this Section 8.1 and (b) to facilitate compliance with this Section 8.1, Reserves will include an amount equal to the required Excess Availability hereunder; provided, however, that if Borrowers maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 as of each month end for at least six consecutive months (measured as of each month end on a trailing twelve month basis for the twelve month period then ended), then, notwithstanding the foregoing or any other provision of this Agreement, the Reserve related to Excess Availability shall be adjusted to $1,000,000 as of the first day of the seventh month following such six consecutive month period. As set forth in Schedule 2.12, the amount of the Excess Availability Reserve (if any) and the required minimum Excess Availability of Borrowers described in the foregoing clause shall be deducted in the calculation of the Unused Amount.

(c)    Schedule 1.1 attached to the Credit Agreement is hereby amended by amending and restating subclause (i) of clause (b) of the definition of Borrowing Base contained therein in its entirety to read as follows:

(i)    $5,000,000,

(d)    Schedule 1.1 attached to the Credit Agreement is hereby amended by amending and restating clause (k) of the definition of Eligible Accounts contained therein in its entirety to read as follows:

(k)    (i) Accounts owing by a single Account Debtor or group of Affiliated Account Debtors (other than Toyota Motor Corp. (and its Affiliates)) whose total obligations owing to Borrowers exceed fifteen percent (15%) of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the foregoing applicable percentages may be deemed Eligible Accounts), such percentage in this clause (k)(i) being subject to reduction by Lender if the creditworthiness of such Account Debtor deteriorates; and (ii) Accounts owing by Toyota Motor Corp. (and its Affiliates) to the extent the total obligations owing to Borrowers by Toyota Motor Corp. (and its Affiliates) exceed twenty-five percent (25%) of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the foregoing applicable percentages may be deemed Eligible Accounts), such percentage in this clause (k)(ii) being subject to reduction by Lender if the creditworthiness of Toyota Motor Corp. deteriorates;

(e)    Schedule 1.1 attached to the Credit Agreement is hereby amended by adding or amending and restating, as applicable, each of the following definitions to read as follows:

“Financial Covenant Change Date” means any date on which Borrowers have maintained a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00, measured on a trailing twelve month basis for the twelve month period then ended, as of each month end for two full quarters (i.e., 6 months), and Borrowers have provided Lender with such supporting calculations as Lender may reasonably request related to the calculation of such Fixed Charge Coverage Ratio, if not already provided to Lender.

“Minimum Excess Availability Amount” means:

(a)     through and including March 31, 2018, $5,000,000, and

(b)     as of each month end after March 31, 2018:

(i)    so long as Borrowers have maintained a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 as of each such month end, measured on a trailing twelve month basis for the twelve month period then ended, (A) $5,000,000 minus (B) $500,000 multiplied by the number of consecutive months ended since March 31, 2018 in which Borrowers have maintained such required Fixed Charge Coverage Ratio; and

(ii)     if Borrowers have not yet maintained or do not continue maintain a Fixed Charge Coverage Ratio of less than 1.10 to 1.00 as of any month end, measured on a trailing twelve month basis for the twelve month period then ended, the amount most recently determined to be the Minimum Excess Availability Amount in accordance with the foregoing clauses (a) and (b)(i).

If at any time Borrowers fail to maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 as of any month end, measured on a trailing twelve month basis for the twelve month period then ended, then the Minimum Excess Availability Amount shall no longer be reduced in accordance with the foregoing clause (b) and the Minimum Excess Availability Amount shall remain at the adjusted amount established as of the most recent month end in which Borrowers maintained a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00. By way of example, if Borrowers maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 with respect to each of the periods ended April 30, 2018, May 31, 2018 and June 30, 2018, but do not maintain such ratio with respect to the period ended July 31, 2018, the Minimum Excess Availability Amount will be $3,500,000 at all times from and after June 30, 2018.

(f)    Schedule 1.1 attached to the Credit Agreement is hereby amended by adding the following sentence to the end of clause b (Accounting Terms) therein:

Without limiting the generality of the foregoing, and notwithstanding any provision of this Agreement to the contrary, for purposes of determining compliance with any covenant (including the computation of any financial covenant and reporting related thereto) contained herein (other than with respect to the preparation and delivery of financial statements), GAAP will be deemed to treat operating leases in a manner consistent with their treatment under generally accepted accounting principles as of the Closing Date (excluding, for the avoidance of doubt, the future phase-in of any amendments to GAAP related to such treatment of operating leases that have been adopted as of the Closing Date), notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

(g)    Schedule 1 to Compliance Certificate attached to Exhibit A to the Credit Agreement is hereby amended and restated in the form of Schedule 1 attached to this Amendment.

3.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

4.    Conditions Precedent. This Amendment shall be effective when:

(a)    this Amendment has been duly executed and delivered by each Loan Party; and

(b)    Lender has received payment of an amendment fee in the amount of $10,000, which amendment fee shall be non-refundable and fully earned upon receipt by Lender.

5.    Representations and Warranties. Each Loan Party hereby represents and warrants to Lender as follows:

(a)    Each Loan Party has all requisite power and authority to execute and deliver this Amendment and the other documents and agreements contemplated by this Amendment and to perform all of its obligations hereunder and under the Credit Agreement as amended hereby, and this Amendment and the other documents and agreements contemplated by this Amendment have been duly executed and delivered by each Loan Party and constitute the legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(b)    The execution, delivery and performance by each Loan Party of this Amendment, the Credit Agreement as amended hereby and the other documents and agreements contemplated by this Amendment have been duly authorized by all necessary corporate or other legal entity action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to any Loan Party, or the articles of incorporation, bylaws or any other governing documents of any Loan Party, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Loan Party is a party or by which it or its properties may be bound or affected.

(c)    All of the representations and warranties contained in Section 5 and Exhibit D of the Credit Agreement, and each other representation and warranty contained in each other Loan Document, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date).

6.    References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

7.    No Waiver. Neither the execution of this Amendment nor any documents related hereto shall be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any other Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

8.    Release. Each Loan Party hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description arising under, or relating to, the Credit Agreement, any credit facility thereunder and/or any Obligations, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.    Costs and Expenses. Each Loan Party hereby reaffirms its agreement under the Loan Documents, including under Section 17.9 of the Credit Agreement, to pay or reimburse Lender with respect to all Lender Expenses in accordance therewith, including, without limitation, costs and expenses in connection with the drafting and negotiation of this Amendment.

10.    Miscellaneous. This Amendment constitutes a Loan Document under the Credit Agreement. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or in a .pdf or similar electronic file shall be effective as delivery of a manually executed counterpart thereof. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Article, Section, subsection, paragraph and subparagraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. No amendment, modification, termination of waiver of any provision of this Amendment shall be effective unless the same shall be in writing and signed by Lender and each applicable Loan Party.

Signature page follows

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

ORION ENERGY SYSTEMS, INC.

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

GREAT LAKES ENERGY TECHNOLOGIES, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

ORION ASSET MANAGEMENT, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

CLEAN ENERGY SOLUTIONS, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

Signature Page to Third Amendment to Credit and Security Agreement

GUARANTORS:

ORION TECHNOLOGY VENTURES, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

ORION OPERATIONS, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

ORION SHARED SERVICES, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

ORION AVIATION, LLC

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

ORION LED CANADA INC.

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	CFO

Signature Page to Third Amendment to Credit and Security Agreement

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas G. Hedberg
Name:	Thomas G. Hedberg
Title:	Vice President

Signature Page to Third Amendment to Credit and Security Agreement

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Financial Covenants1

I further certify that (Please check and complete each of the following):

[To be completed only with respect to Reporting Dates through and including the Financial Covenant Change Date:]

1.    Financial Covenant Change Date. Borrowers ☐ have ☐ have not maintained a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00, measured on a trailing twelve month basis for the twelve month period then ended, as of each month end for two full quarters (i.e., 6 months) prior to and ending on the Reporting Date.

2.    Fixed Charge Coverage Ratio and Determination of Minimum Excess Availability Amount.

a.	The Fixed Charge Coverage Ratio of the Borrowers and their Subsidiaries, measured on a trailing twelve-month basis for the period ending on the Reporting Date is :1.00, which ☐ satisfies ☐ does not satisfy the requirement set forth in the definition of Minimum Excess Availability Amount in order for such Minimum Excess Availability Amount to be reduced by $500,000 on the Reporting Date.

b.	From and after (but not including March 31, 2018), Borrowers have maintained a Fixed Charge Coverage Ratio, measured on a trailing twelve-month basis as of each month end, of at least 1.10 to 1.00 for consecutive months.

c.	As a result of the foregoing, the Minimum Excess Availability Amount is: $ . (Calculated as the sum of (i) $5,000,000 minus (ii) ($500,000 x number of months identified in 2(b) above)).

3.    Minimum Excess Availability. Borrowers’ Excess Availability as of the Reporting Date is $        , and Borrowers’ lowest Excess Availability at any time during the period from the last reporting date through the Reporting Date was $        , which ☐ satisfies ☐ does not satisfy the requirement set forth in Section 8.1 of the Credit Agreement that the Excess Availability of Borrowers be not less than the Minimum Excess Availability Amount (as determined in accordance with Section 2 above) at all times until the Financial Covenant Change Date.

[To be completed with respect to Reporting Dates following the Financial Covenant Change Date:]

1.    Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries, measured on a trailing twelve-month basis for the period ending on the Reporting Date is          :1.0, which ☐ satisfies ☐ does not satisfy the requirement set forth in Section 8.2 of the Credit Agreement that the Fixed Charge Coverage Ratio be not less than 1.10 to 1.00 as required during the trailing twelve-month period ending on the Reporting Date. Attached to this Schedule 1 are calculations supporting the foregoing calculation with respect to the Fixed Charge Coverage Ratio.

[1]	Note: Financial Covenants to be calculated and reported in accordance with the accounting terms set forth in Schedule 1.1 attached to the Credit Agreement (including treatment of operating leases as described therein).

Schedule 1 to Third Amendment to Credit and Security Agreement